Pilgrim's Pride Corporation

Fiscal 2006 1st Quarter Results

January 23, 2006

Cautionary Notes And Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including any earnings guidance for fiscal 2006, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 1, 2005 and subsequent reports filed with the Securities and Exchange Commission.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the Company and to exclude recoveries resulting from our vitamin and methionine and other litigation, and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth – Remains Nominal

(million lbs.)

	2002	2003	% Change	2004	% Change	2005P	% Change	2006P	% Change
Beef	27,090	26,234	-3.2%	24,544	-6.4%	24,693	0.6%	25,905	4.9%
Pork	19,664	19,945	1.4%	20,509	2.8%	20,692	0.9%	21,152	2.2%
Total Red Meat	46,754	46,179	-1.2%	45,053	-2.4%	45,385	0.7%	47,057	3.7%
Chicken	32,240	32,749	1.6%	34,063	4.0%	35,199	3.3%	35,777	1.6%
Turkey	5,660	5,589	-1.3%	5,399	-3.4%	5,461	1.1%	5,641	3.3%
Total Poultry	37,900	38,338	1.2%	39,462	2.9%	40,660	3.0%	41,418	1.9%
Total Red Meat And Poultry	84,654	84,517	-0.2%	84,515	0.0%	86,045	1.8%	88,475	2.8%
Poultry Meat Exported	5,241	5,439	3.8%	5,225	-3.9%	5,841	11.8%	6,035	3.3%
Red Meat Exported	4,060	4,235	4.3%	2,642	-37.6%	3,285	24.3%	3,829	16.6%

Source: Informa Economics report dated December 29, 2005

U.S. Per Capita Consumption (lbs.)

	2004	2005P	% Change	2006P	% Change	2007P	% Change
Beef	66.1	65.4	-1.1%	66.8	2.1%	64.0	-4.2%
Pork	51.3	49.8	-2.9%	50.3	1.0%	50.0	-0.6%
Total Red Meat	117.4	115.2	-1.9%	117.1	1.6%	114.0	-2.6%
Chicken	85.4	87.0	1.9%	89.2	2.5%	90.3	1.2%
Turkey	17.0	16.7	-1.8%	16.2	-3.0%	16.3	0.6%
Total Poultry*	102.4	103.7	1.3%	105.4	1.6%	106.6	1.1%
Total Red Meat And Poultry	219.8	218.9	-0.4%	222.5	1.6%	220.6	-0.9%

* Total Poultry includes Chicken and Turkey

January 2006 Source: National Chicken Council

Top U.S. Chicken Export Markets

	2001		2002		2003		2004		2005P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia [1]	2,304	41.48%	1,521	31.67%	1,458	29.42%	1,502	31.40%	1,671	31.70%
Hong Kong	750	13.50%	608	12.66%	309	6.23%	228	4.77%	139	2.64%
Mexico [2]	381	6.86%	327	6.81%	366	7.38%	431	9.01%	523	9.92%
China [3]	108	1.94%	173	3.60%	292	5.89%	36	0.75%	202	3.83%
Korea [1]	226	4.07%	249	5.19%	159	3.21%	73	1.53%	97	1.84%
Other	1,786	32.15%	1,924	40.07%	2,372	47.86%	2,513	52.54%	2,640	50.08%
Total	5,555		4,802		4,956		4,783		5,272	
% of U.S. Production:		17.77%		14.89%		15.13%		14.04%		14.99%
% Inc.(Dec.) - Exports:		8.86%		-13.56%		3.21%		-3.49%		10.22%
% Inc.(Dec.) - Domestic:		1.26%		6.72%		1.29%		5.35%		2.12%

(1) Bans in U.S. generally lifted
(2) Bans in U.S. generally lifted except for eleven counties in TX
(3) Bans in U.S. generally lifted except for CT, RI & NY

December 31, 2005 Source: USDA & Informa Economics Projections

Broiler Average Live Weights



5.6
5.5
5.4
5.3
5.2
5.1
5.0
4.9
pounds
November 2005 forward forecast
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA and Informa Economics Projections dated December 29, 2005

U.S. Industry Outlook

- **Pricing environment during (vs. prior year periods)** :

		1st Qtr FY 06	January 20th
Primary:			
▪ GA Dock	➢	-2.6% to $0.73/lb.	-5.1% to $0.70/lb.
▪ Leg Quarters	➢	+12.3% to $0.33/lb.	-17.2% to $0.24/lb.
Other:			
▪ Wings	➢	-17.2% to $0.82/lb.	-15.1% to $1.01/lb.
▪ Breast Meat	➢	-14.7% to $1.14/lb.	-32.3% to $1.05/lb.

- **Export market**

  - ➢ Exports are expected to increase 3-4% in 2006, subject to effects of Avian Influenza as reported by Informa Economics Projections.
  - ➢ Cold Storage Inventory levels are expected to decline in the second half of the year but remain above year ago levels as reported by Informa Economics Projections.

- **Feed Outlook**

  - ➢ Feed ingredient formulation costs have been stable as total input costs have remained in prior year ranges, however, affected by higher energy and transportation costs.
  - ➢ Current and prospective supplies of corn and soybean meal are expected to keep feed ingredient prices at $1.90/bushel and $172.5/ton, repectively, as projected by the USDA.

Broiler Cold Storage Inventories



900
850
800
750
700
650
600
550
500
450
400
million pounds
J
F
M
A
M
J
J
A
S
O
N
D
December 2005 forward forecast
2003
2004
2005
2006

Source: USDA and Informa Economics Projections dated December 29, 2005

U.S. Industry Outlook - Continued

- **Grain Market**

FY2006 Actuals:	1st Qtr FY06 Near-by Futures vs. Prior Year Qtr
Corn*	-4.8% to $2.00/bushel
Soybean Meal*	+9.0% to $178.97/ton

FY2006 Outlook:	2005-2006 Crop Year USDA Futures vs. 1st Qtr FY06	2005-2006 Crop Year 1/20/06 Futures (CBOT) vs. 1st Qtr FY06
Corn*	-5.0% to $1.90/bushel	-1.0% to $1.98/bushel
Soybean Meal*	-3.6% to $172.50/ton	+0.9% to $180.64/ton

* Excludes Freight and Basis Costs delivery costs

** Source data from Chicago Board of Trade ("CBOT")

Energy Pricing

Department of Energy - U.S. Energy Prices: Medium Recovery Case

	2005				2006				2007			
	1st	2nd	3rd	4th	1st	2nd	3rd	4th	1st	2nd	3rd	4th
Diesel[a] ($/gal)	2.07	2.26	2.56	2.71	2.51	2.54	2.55	2.59	2.46	2.41	2.38	2.41
Natural Gas[b] ($/mcf)	6.62	7.14	9.84	12.64	11.25	9.51	8.37	10.12	10.23	7.51	8.07	9.56

[a] On-highway retail [b] Residential Average

Analysis of Estimated Effects on Pricing

1st Qtr 2006: **Prices decline in 1st quarter 2006 vs. 4th quarter 2005**

Diesel: -7.4%
Natural Gas: -11.0%

Prices increase in 1st quarter 2006 vs. 1st quarter 2005

Diesel: 21.3%
Natural Gas: 69.9%

2nd Qtr 2006 **Prices forecasted to return to 3rd quarter 2005 levels**

3rd Qtr 2006 **Prices forecasted to be below prior year, same quarter averages by the following percentages:**

Diesel: -0.4%
Natural Gas: -14.9%

Results from Operations – 1st Quarter

($ in millions, except per share figures)

	Actual		
	FY2006	FY2005	%Change
EPS	**$ 0.39**	**$ 0.73**	**-46.6%**
Net Sales	$ 1,343.8	$ 1,368.2	-1.8%
Net Income	$ 25.7	$ 48.5	-47.0%
EBITDA	$ 74.9	$ 121.6	-38.4%

	FY2006	FY2005	%Change
EBITDA Reconciliation			
Net Income	$ 25.7	$ 48.5	
Add:			
Income Tax Expense	11.0	31.4	
Interest expense, net	8.5	12.2	
Depreciation and amortization	30.3	30.1	
Minus:			
Amortization of capitalized financing costs	0.6	0.6	
EBITDA - as reported	$ 74.9	$ 121.6	-38.4%
EBITDA Margin - as reported	5.57%	8.89%	

Sales by Segment – Actual

($ in millions)

	Three Months Ended		
	1Q FY06	1Q FY05	% Change
Chicken:			
United States	$ 1,034.2	$ 1,034.9	-0.1%
Mexico	92.4	96.9	-4.7%
Total Chicken Sales	$ 1,126.6	$ 1,131.8	-0.5%
Total Turkey Sales	$ 61.9	$ 79.8	-22.4%
Sale of Other Products:			
United States	$ 153.5	$ 155.0	-1.0%
Mexico	1.8	1.6	9.6%
Total Sale of Other Products	$ 155.3	$ 156.6	-0.9%
Total Net Sales	$ 1,343.8	$ 1,368.2	-1.8%

Summary Operating Results - Actual

($ in millions)	Three Months Ended		
	1Q FY06	1Q FY05	% Change
Operating Income:			
Chicken:			
United States	$ 53.9	$ 88.6	-39.2%
Mexico	(7.1)	5.2	-236.4%
Sub Total	$ 46.8	$ 93.8	-50.1%
Turkey	(5.6) (*)	(4.8)	-18.4%
Other Products:			
United States	$ 4.5	$ 1.6	196.3%
Mexico	0.5	0.4	3.6%
Sub Total	$ 5.0	$ 2.0	153.5%
GAAP Operating Income	**$ 46.2**	**$ 91.0**	-49.2%
Operating Margin	3.44%	6.65%	

(*) Includes the write off inventories related to the further restructuring of the Company's Franconia, PA Turkey Cooking Facility in the amount of $2.5 million.

Long-Term Debt

($ in thousands)	Fiscal Quarter Ending December 31, 2005				Fiscal Year Ending October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 302,480	–	$ 302,480	2011	$ 302,588	–	$ 302,588
Senior unsecured notes, interest at 9 ¼ %	2013	100,000	–	100,000	2013	100,000	–	100,000
Note payable to an insurance company at 6.68%	2012	52,375	–	52,375	2012	53,103	–	53,103
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	45,333	–	45,333	2013	54,667	–	54,667
Revolving term/credit facility at LIBOR plus 1.00%	2011	–	500,000	500,000	2011	--	500,000	500,000
Industrial revenue bond at variable rate	2012	9,500	–	9,500	2012	9,500	–	9,500
Industrial revenue bond at variable rate	2019	4,700	–	4,700	2019	4,700	–	4,700
Other notes payable	VAR	2,786	–	2,786	VAR	2,908	–	2,908
		517,174	$ 500,000	$ 1,017,174		527,466	$ 500,000	$ 1,027,466
Less current maturities		8,658				8,603		
Total Long-term debt		$ 508,516				$ 518,863		

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending December 31, 2005				Fiscal Year Ending October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$ -	$ 117,975	$ 150,000	2009	$ -	$ 115,782	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%	2011		18,000	18,000	2011		18,000	18,000
Mexico Revolving Credit Facility	2004	-	-	-	2004	-	-	-
Total Revolving Credit Facilities		$ -	$ 135,975	$ 168,000		$ -	$ 133,782	$ 168,000
Total Debt		$ 517,174	$ 635,975	$ 1,185,174		$ 527,466	$ 633,782	$ 1,195,466
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 517,174	$ 760,975	$ 1,310,174		$ 527,466	$ 758,782	$ 1,320,466

Summary Credit Ratios & Other Information

	FY2005	1Q 2005*	1Q 2006*
EBITDA / Interest Expense (**)	12.82x	9.95x	8.86x
Total Debt / EBITDA (**)	0.94x	1.08x	1.00x
Net Debt / EBITDA (**)	0.70x	0.74x	0.67x
Total Debt / Total Capital	30.1%	35.5%	30.5%
Net Debt / Total Capital	24.4%	27.2%	22.7%
Net Worth (millions)	$1,223.6	970.4	$1,181.1
Book Value/Common Share	$18.38	14.58	$17.76

(*) For 1Q FY2005 and 1Q FY2006, EBITDA used in this calculation is based on the LTM periods ending January 1, 2005 and December 31, 2005, respectively. See slide 24 for reconciliation.

(**) For FY2005, EBITDA used in this calculation has been adjusted. See slide 24 for reconciliation.

Capital Expenditures



Million $
160
140
120
100
80
60
40
20
0
$24.2
$43.8
$116.6
$135.3
1Q FY05
1Q FY06
FY 05
LTM 12/31/05

- *The Company projects FY2006 capital expenditures of approximately $180 - $200 million.

Other Information

Chicken Sales - Actual

($ in millions)

	Three Months Ended		
	1Q FY06	1Q FY05	%Change
Prepared Foods:			
Foodservice	$ 386.2	$ 401.9	-3.9%
Retail	73.2	62.3	17.5%
Total Prepared Foods	459.4	464.2	-1.1%
Fresh Chicken			
Foodservice	352.0	344.7	2.1%
Retail	128.1	150.2	-14.7%
Total Fresh Chicken	480.1	494.9	-3.0%
Export and Other			
Prepared Foods	16.7	15.3	9.3%
Chicken	73.8	54.8	34.7%
Total Export	90.5	70.1	29.2%
Other Chicken By Products	4.2	5.6	-25.3%
Total Export and Other	94.7	75.7	25.1%
Total U.S. Chicken	1,034.2	1,034.8	-0.1%
Total Mexico Chicken	92.4	96.9	-4.7%
Total Chicken Sales	$ 1,126.6	$ 1,131.8	-0.5%

Turkey Sales - Actual

($ in millions)	Three Months Ended		
	1Q FY06	1Q FY05	%Change
Prepared Foods:			
Foodservice	$ 13.4	$ 25.0	-46.6%
Retail	7.9	9.2	-13.3%
Total Prepared Foods	21.3	34.2	-37.7%
Fresh Turkey			
Foodservice	2.5	3.3	-24.9%
Retail	37.6	41.5	-9.3%
Total Fresh Turkey	40.1	44.8	-10.5%
Export and Other			
Prepared Foods	0.1	0.3	-80.7%
Turkey Other	0.1	0.4	-66.0%
Total Export	0.2	0.7	-72.2%
Other Turkey By Products	0.3	0.0	944.4%
Total Export and Other	0.5	0.7	-35.8%
Total Turkey Sales	$ 61.9	$ 79.8	-22.4%

Reconciliation – Adjusted LTM EBITDA

	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	1Q2005 Actual	LTM Ending 1/1/05
Net Income	$ 32,951	$ 9,814	$ 75,290	$ 48,509	$ 166,564
Add:					
Income Tax Expense (benefit)	13,594	12,263	46,016	31,400	103,273
Interest expense, net	13,524	14,690	11,471	12,224	51,909
Depreciation and amortization	33,087	29,122	25,668	30,065	117,942
Minus:					
Amortization of capitalized financing costs	421	643	440	570	2,074
EBITDA	$92,735	$65,246	$158,005	$121,628	$437,614
Adjustments:					
Turkey Restructuring	-	55,982	8,178	-	64,160
Other Restructuring	-	7,923	-	-	7,923
Turkey Recall Insurance	-	-	(23,815)	-	(23,815)
Turkey Recall Effects	7,500	-	-	-	7,500
Vitamin, Methionine and other Litigation Settlements	(1,031)	-	-	-	(1,031)
Adjusted EBITDA	$99,204	$129,151	$142,368	$121,628	$492,351

Reconciliation – Adjusted FY2005 EBITDA

	1Q2005 Actual	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	FY2005 Actual
Net Income	$ 48,509	$ 56,389	$ 85,352	$ 74,729	$ 264,979
Add:					
Income Tax Expense (benefit)	31,400	34,204	38,324	34,616	138,544
Interest expense, net	12,224	9,318	12,322	10,068	43,932
Depreciation and amortization	30,065	33,777	30,421	40,681	134,944
Minus:					
Amortization of capitalized financing costs	570	580	590	581	2,321
EBITDA	$121,628	$133,108	$165,829	$159,513	$580,078
Adjustments:					
Turkey Restructuring	-	(4,440)	(837)	-	(5,277)
Vitamin, Methionine and other Litigation Settlements	-	(11,680)	-	-	(11,680)
Adjusted EBITDA	$121,628	$116,988	$164,992	$159,513	$563,121

Reconciliation – Adjusted LTM EBITDA

	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	LTM Ending 12/31/05
Net Income	$ 56,389	$ 85,352	$ 74,728	$ 26,617	$ 243,086
Add:					
Income Tax Expense (benefit)	34,204	38,324	34,616	10,023	117,167
Interest expense, net	9,318	12,322	10,068	8,448	40,156
Depreciation and amortization	33,777	30,421	40,681	30,348	135,227
Minus:					
Amortization of capitalized financing costs	580	590	581	581	2,332
EBITDA	$133,108	$165,829	$159,512	$74,855	$533,304
Adjustments:					
Turkey Restructuring	(4,440)	(837)	-	-	(5,277)
Other Restructuring	-	-	-	-	-
Turkey Asset Sales	-	-	-	-	-
Turkey Recall Insurance	-	-	-	-	-
Turkey Recall Effects	-	-	-	-	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	-	-	-	(11,680)
Adjusted EBITDA	$116,988	$164,992	$159,512	$74,855	$516,347

Summary Credit Ratios & Other Information

EBITDA Reconciliation of FY2005 and LTM Periods EBITDA

	FY2005	LTM* Ending 1/1/05	LTM* Ending 12/31/05
Net Income	$ 264,979	$ 166,564	$ 243,086
Add:			
Income Tax Expense	138,544	103,273	117,167
Interest expense, net	43,932	51,909	40,156
Depreciation and amortization	134,944	117,942	135,227
Minus:			
Amortization of capitalized financing costs	2,321	2,074	2,332
EBITDA	$ 580,078	$ 437,614	$ 533,304
Adjustments:			
Turkey Restructuring	(5,277)	64,160	(5,277)
Other Restructuring	-	7,923	-
Turkey Recall Insurance	-	(23,815)	-
Turkey Recall Effects	-	7,500	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	(1,031)	(11,680)
Adjusted EBITDA	$ 563,121	$ 492,351	$ 516,347

Debt net of Cash Reconciliation

	FY2005	FY2005q1	FY2006q1
Total Debt	$ 527,466	$ 534,056	$ 508,516
Less Cash	132,567	171,098	170,276
Net Debt	$ 394,899	$ 362,958	$ 338,240

*For LTM Reconciliations see slides 21 and 23